Exhibit 99.2

Vireo Growth Inc. Announces Retirement of November 2024 Convertible Note

-- Company concurrently refinances convertible note on amended terms in conjunction with larger refinancing --

MINNEAPOLIS – July 9, 2025 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF) today announced the retirement of its previously outstanding US$10 million principal amount convertible note issued on November 1, 2024. Concurrently with the retirement of the November 1, 2024 convertible note, on July 7, 2025, the Company issued a new US$10 million principal amount convertible note pursuant to a private placement transaction under a loan and security agreement related to its recently-announced refinancing initiatives. The refinancing of the 2024 convertible note reflects incremental debt capital to the previously disclosed refinancing event on July 7, 2025.

The repayment of the November 1, 2024 convertible note and the issue of the new convertible note will be considered a “related party transaction” for the purposes of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions ("MI 61- 101"), as the lender is a “related party” to Vireo as defined in MI 61-101. These transactions will be exempt from the formal valuation and minority shareholder approval requirements under MI 61-101 on the basis that neither the fair market value of the securities repaid and issued, nor the fair market value of the consideration for the securities repaid and issued, insofar as it involves related parties, exceeds 25% of the market capitalization of Vireo.

The new convertible note was issued in reliance upon exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable Canadian and U.S. state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

About Vireo Growth Inc.

Vireo was founded in 2014 as a medical cannabis pioneer—and we’ve never stopped pushing boundaries. We’re building the most disciplined, strategically aligned, and execution-focused platform in the industry. That means staying relentlessly local while leveraging the strength of a national portfolio, backing exceptional leaders, and deploying capital and talent where it drives the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it calls home. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” “transformation,” and “pending,” variations of such words and phrases, or any statements or clauses containing verbs in any future tense. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the achievement of management’s financial performance outlook, which may not be indicative of actual results, and risk factors set out in the Company’s Form 10-K for the year ended December 31, 2024 and the Company’s information statement regarding its recently completedmerger transactions, both of which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca. The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.